X-Square Municipal Income ETF

(ZTAX)

(a series of X-Square Series Trust)

Supplement dated April 1, 2025, to the Prospectus and Statement of Additional Information (“SAI”)

dated January 28, 2025

Effective April 1, 2025, the Operating Expenses Limitation Agreement between X-Square Series Trust (the “Trust”), on behalf of X-Square Municipal Income ETF (the “Fund”), and X-Square Capital, LLC is revised to reflect an expense limitation of 0.85% of the Fund’s average daily net assets. Accordingly, the following changes are incorporated to the Fund’s Summary Prospectus, Prospectus and SAI:

The Fee Table on page 1 of the Summary Prospectus and on page 2 of the Prospectus are hereby revised as follows:

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Fund (“Shares”). Future expenses may be greater or less. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or the example below. Please contact your financial intermediary about whether such a commission may apply to your transaction. More information about these fees is available from your financial intermediary and in Shareholder Information on page 21 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%
Distribution and/or Service (12b-1) Fees	None
Other Expenses (1)	6.97%
Acquired Fund Fees and Expenses (2)	0.01%
Total Annual Fund Operating Expenses	7.63%
Fee Waiver/Reimbursement (3)	(6.77)%
Total Annual Fund Operating Expenses After Fee Waiver/Reimbursement	0.86%

(1)	Other expenses are based on estimated amounts for the current fiscal year and are calculated as a percentage of the Fund’s net assets.

(2)	Acquired Fund Fees and Expenses, which are estimated based on amounts for the Fund’s initial fiscal period, are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(3)	The Adviser has contractually agreed to waive its management fees and/or to make payments to limit Fund expenses so that the total annual operating expenses (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) of the Fund do not exceed 0.85% of the Fund’s average daily net assets through October 31, 2026. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of foregoing expense limit in place at the time of waiver/reimbursement or the expense limits at the time of recoupment. This agreement may only be terminated by the Board of Trustees on sixty days’ notice to the Adviser.

The Expense Example on page 2 of the Summary Prospectus and on page 3 of the Prospectus are hereby revised as follows:

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares. The example reflects the fee waiver and expense reimbursements for the duration of the waiver/reimbursement period only.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$88	$1,649	$3,103	$6,446

The third paragraph under the section titled “FUND MANAGEMENT” on page 20 of the Prospectus is replaced with the following:

The Adviser has contractually agreed to waive its management fees and/or to make payments to limit Fund expenses so that the total annual operating expenses (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) of the Fund do not exceed 0.85% of the Fund’s average daily net assets through October 31, 2026. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limit in place at the time of waiver/reimbursement or the expense limits at the time of recoupment. This agreement may only be terminated by the Board on sixty days’ notice to the Adviser.

SAI

The seventh paragraph under the section titled “MANAGEMENT AND OTHER SERVICE PROVIDERS” on page 46 of the SAI is replaced with the following:

The Adviser has contractually agreed to waive its management fees and/or to make payments to limit Fund expenses so that total annual fund operating expenses (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) do not exceed 0.85% of the Fund’s average daily net assets through October 31, 2026. The Adviser may recoup these fee waivers and expense reimbursements from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limit in place at the time of waiver/reimbursement or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board on 60 days’ written notice to the Adviser. During the fiscal year ended September 30, 2024 and the fiscal period from May 18, 2023 (commencement of operations) to September 30, 2023, the Adviser waived fees and/or reimbursed expenses of $233,374and $93,045, respectively.

This Supplement and the Prospectus and SAI dated January 28, 2025, provide relevant information for all shareholders, and should be retained for future reference. The Prospectuses and SAI have been filed with the Securities and Exchange Commission, is incorporated by reference and can be obtained without charge by calling the Fund at (787) 282-1621.